Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended August 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(5,649,887)
Unrealized Gain (Loss) on Market Value of Commodity Futures	7,602,427
Dividend Income	446,358
Interest Income	98,876
ETF Transaction Fees	2,450
Total Income (Loss)	$2,500,224

Expenses
Management Fees	$203,850
Professional Fees	51,151
Brokerage Commissions	18,513
Directors' Fees and insurance	6,552
NYMEX License Fee	936
Total Expenses	$281,002
Net Income (Loss)	$2,219,222

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/22	$304,894,208
Additions (400,000 Shares)	21,950,296
Withdrawals (700,000 Shares)	(38,468,919)
Net Income (Loss)	2,219,222

Net Asset Value End of Month	$290,594,807
Net Asset Value Per Share (5,250,000 Shares)	$55.35

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended August 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(13,447,550)
Unrealized Gain (Loss) on Market Value of Commodity Futures	10,640,808
Dividend Income	228,242
Interest Income	33,870
ETF Transaction Fees	350
Total Income (Loss)	$(2,544,280)

Expenses
Management Fees	$81,954
Professional Fees	64,325
Brokerage Commissions	2,841
Directors' Fees and insurance	7,306
NYMEX License Fee	936
Total Expenses	$157,362
Net Income (Loss)	$(2,701,642)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/22	$145,664,340
Additions (100,000 Shares)	2,188,889
Net Income (Loss)	(2,701,642)

Net Asset Value End of Month	$145,151,587
Net Asset Value Per Share (6,850,000 Shares)	$21.19

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended August 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(19,097,437)
Unrealized Gain (Loss) on Market Value of Commodity Futures	18,243,235
Dividend Income	674,600
Interest Income	132,746
ETF Transaction Fees	2,800
Total Income (Loss)	$(44,056)

Expenses
Management Fees	$285,804
Professional Fees	115,476
Brokerage Commissions	21,354
Directors' Fees and insurance	13,858
NYMEX License Fee	1,872
Total Expenses	$438,364
Net Income (Loss)	$(482,420)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/22	$450,558,548
Additions (500,000 Shares)	24,139,185
Withdrawals (700,000 Shares)	(38,468,919)
Net Income (Loss)	(482,420)

Net Asset Value End of Month	$435,746,394

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596